SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 18, 2005

ION NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

000-13117

22-2413505

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(State or Other Jurisdiction

   (Commission File Number)

(IRS Employer

of Incorporation)

     Identification No.

   120 Corporate Boulevard

South Plainfield, New Jersey

07080

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(Address of principal executive offices)

(Zip Code)

(Registrant’s telephone number, including area code)  (908) 546-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 18, 2005, the Board of Directors of ION Networks, Inc. (the “Company”) appointed, effective November 18, 2005, Norman E. Corn, the Company’s CEO, to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION NETWORKS, INC.

Dated:   November 23, 2005

By:_/s/ Norman E. Corn

                                              Norman E. Corn

                                              Chief Executive Officer